Capital Management (Tables)	12 Months Ended
Dec. 31, 2025
Capital Management [Abstract]
Schedule of Net Gearing Ratios	The net gearing ratios as at December 31, 2025 and 2024 are as follows:
	December 31, 2025	December 31, 2024
	USD	USD
Debts	4,810,434	6,028,791
Less: cash and cash equivalent	(1,629,018)	(1,000,284)
Net debt	3,181,416	5,028,507
Total Owner’s equity	3,586,943	2,108,568
Net gearing ratio	0.89	2.38